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                                                                     Exhibit 4.7

                             FORM OF FIRST AMENDMENT
                                       TO
                 THE NATIONAL CITY CREDIT CARD MASTER NOTE TRUST
                                    INDENTURE


     THIS FIRST AMENDMENT TO THE NATIONAL CITY CREDIT CARD MASTER NOTE TRUST
INDENTURE, dated as of [ ], 200[ ](this "Amendment") is by and between the NATIONAL CITY CREDIT CARD MASTER NOTE TRUST, a statutory trust created under the laws of the State of Delaware, as Issuer, and THE BANK OF NEW YORK, a New York banking corporation, as Indenture Trustee.

     WHEREAS the Issuer and the Indenture Trustee have executed that certain
Indenture, dated as of August 23, 2005 (as amended and supplemented through the date hereof and as the same may be further amended, supplemented or otherwise modified and in effect from time to time, the "Indenture");

     WHEREAS the Issuer and the Indenture Trustee wish to amend the Indenture as provided herein;

     NOW THEREFORE, in consideration of the promises and the agreements contained herein, the parties hereto agree to amend the provisions of the Indenture as follows:

     SECTION 1. Amendment of Section 101. Section 101 of the Indenture is hereby amended by adding the following definitions in the appropriate alphabetical order:

          "Regulation AB" means Subpart 229.1100 -- Asset Backed Securities
     (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70
     Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the
     Commission, or as may be provided by the Commission or its staff from time to time.

          "Sarbanes Certification" is defined in Section 1504(iii).

          "Securitization Transaction" means any issuance of new Notes of any series, class or tranche, pursuant to Section 310, whether publicly offered or privately placed, rated or unrated.

          "Servicing Criteria" means the "servicing criteria" set forth in Item
     1122(d) of Regulation AB, as such may be amended from time to time.

     SECTION 2. Amendment of Section 310. Section 310(b) of the Indenture is hereby amended by adding the following sentence at the end of such Section:


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          In addition, the Issuer agrees to provide notice of new issuances of series, classes or tranches of Notes as may be required by and in accordance with Item 1121(a)(14) of Regulation AB.

     SECTION 3. Amendment to the Indenture Supplement. The Indenture is hereby amended by adding the following new Article XV after Article XIV of the
Indenture:

                                   ARTICLE XV
                          COMPLIANCE WITH REGULATION AB

          Section 1501. Intent of the Parties; Reasonableness. National City and the Indenture Trustee acknowledge and agree that the purpose of this
     Article XV is to facilitate compliance by National City with the provisions of Regulation AB and related rules and regulations of the Commission.
     National City shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than National City's compliance with the Securities Act, the Securities Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The
     Indenture Trustee agrees to cooperate in good faith with any reasonable request by National City for information regarding the Indenture Trustee which is required in order to enable National City to comply with the provisions of Items 1109(a), 1109(b), 1117, 1118, 1119 and 1122 of
     Regulation AB as it relates to the Indenture Trustee or to the Indenture
     Trustee's obligations under this Indenture or any Indenture Supplement.

          Section 1502. Additional Representations and Warranties of the
     Indenture Trustee. The Indenture Trustee shall be deemed to represent to National City, as of the date on which information is provided to National
     City under Section 1503 that, except as disclosed in writing to National
     City prior to such date: (i) neither the execution or the delivery by the Indenture Trustee of this Indenture or any Indenture Supplement, the performance by the Indenture Trustee of its obligations under this Indenture or any Indenture Supplement nor the consummation of any of the transactions by the Indenture Trustee contemplated thereby, is in violation of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound, which violation would have a material adverse effect on the Indenture Trustee's ability to perform its obligations under this Indenture or any Indenture
     Supplement, or of any judgment or order applicable to the Indenture
     Trustee; and (ii) there are no proceedings pending or threatened against the Indenture Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would have a material adverse effect on the right, power and authority of the Indenture Trustee to enter into this Indenture or any Indenture Supplement or to perform its obligations under this Indenture or any Indenture Supplement.

          Section 1503. Information to Be Provided by the Indenture Trustee. The
     Indenture Trustee shall (i) on or before the [[___] Business Day of each month], provide



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     to National City, in writing, such information regarding the Indenture
     Trustee as is requested for the purpose of compliance with Item 1117 of
     Regulation AB, and (ii) as promptly as practicable following notice to or discovery by the Indenture Trustee of any changes to such information, provide to National City, in writing, such updated information.

          (a) The Indenture Trustee shall (i) on or before the[___] Business Day of each [_______], provide to National City such information regarding the Indenture Trustee as is requested for the purpose of compliance with Items
     1103(a)(1), 1109(a), 1109(b), 1118 and 1119 of Regulation AB, and (ii) as
     promptly as practicable following notice to or discovery by the Indenture
     Trustee of any changes to such information, provide to National City, in writing, such updated information. Such information shall include, at a minimum:

               (A) the Indenture Trustee's name and form of organization;

               (B) a description of the extent to which the Indenture Trustee has had prior experience serving as a trustee for asset-backed securities transactions involving credit card receivables;

               (C) a description of any affiliation or relationship between the Indenture Trustee and any of the following parties to a Securitization
          Transaction, as such parties are identified to the Indenture Trustee by National City in writing in advance of such Securitization
          Transaction:

                    (1) the sponsor;
                    (2) any depositor;
                    (3) the issuing entity;
                    (4) any servicer;
                    (5) any trustee;
                    (6) any originator;
                    (7) any significant obligor;
                    (8) any enhancement or support provider; and
                    (9) any other material transaction party.

          In connection with the above-listed parties, a description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the asset-backed securities transaction, that currently exists or that existed during the past two years and that is material to an investor's understanding of the asset-backed securities.

          Section 1504. Report on Assessment of Compliance and Attestation. On or before March 15 of each calendar year, commencing in 2007, the Indenture
     Trustee shall:


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               (i) deliver to National City a report regarding the Indenture
          Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules
          13a-18 and 15d-18 of the Securities Exchange Act and Item 1122 of
          Regulation AB. Such report shall be addressed to National City and signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified in Exhibit F hereto or such criteria as mutually agreed upon by National City and the
          Indenture Trustee;

               (ii) deliver to National City a report of a registered public accounting firm reasonably acceptable to National City that attests to, and reports on, the assessment of compliance made by the Indenture
          Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Securities Exchange
          Act; and

               (iii) deliver to National City and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Securities
          Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of
          2002) on behalf of the Issuer, the Master Trust or National City with respect to a Securitization Transaction a certification substantially in the form attached hereto as Exhibit E or such form as mutually agreed upon by National City and the Indenture Trustee.

     The Indenture Trustee acknowledges that the parties identified in clause
     (iii) above may rely on the certification provided by the Indenture Trustee pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

     SECTION 4. Addition of Exhibits E and F to Indenture. The Indenture is hereby amended by adding new Exhibits E and F in their respective forms attached hereto after Exhibit D-3 to the Indenture.

     SECTION 5. Effectiveness. The amendments provided for by this Amendment shall become effective upon the delivery of the following:

          (a) A Master Trust Tax Opinion.

          (b) An Issuer Tax Opinion.

          (c) An officer's certificate from the Issuer to the Indenture Trustee and the Owner Trustee to the effect that the Issuer reasonably believes that this Amendment will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future.

          (d) Written confirmation from the Note Rating Agencies that this Amendment will not have a Ratings Effect.


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          (e) Counterparts of this Amendment, duly executed by the parties hereto.

     SECTION 6. Indenture and Indenture Supplements in Full Force and Effect as
Amended. Except as specifically amended or waived hereby, all of the terms and conditions of the Indenture and the Indenture Supplements shall remain in full force and effect. All references to the Indenture and the Indenture Supplements in any other document or instrument shall be deemed to mean such Indenture and Indenture Supplements as amended by this Amendment. This Amendment shall not constitute a novation of the Indenture or the Indenture Supplements, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Indenture and the Indenture Supplements, as amended by this Amendment, as though the terms and obligations of the Indenture and the Indenture Supplements were set forth herein.

     SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

     SECTION 8. Governing Law. THIS AMENDMENT WILL BE CONSTRUED IN ACCORDANCE
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS (OTHER THAN THE UNIFORM COMMERCIAL CODE) AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH LAWS.

     SECTION 9. Defined Terms and Section References. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture. All Section or subsection references herein shall mean
Sections or subsections of the Indenture, except as otherwise provided herein.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers as of the day and year first above written.

                                    NATIONAL CITY CREDIT CARD MASTER
                                    NOTE TRUST, BY WILMINGTON TRUST COMPANY,
                                    NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS
                                    OWNER TRUSTEE


                                    By:____________________________
                                       Name:
                                       Title:


                                    THE BANK OF NEW YORK,
                                    AS INDENTURE TRUSTEE AND NOT IN ITS
                                    INDIVIDUAL CAPACITY


                                    By:____________________________
                                       Name:
                                       Title:

Acknowledged By:

NATIONAL CITY BANK,
AS BENEFICIARY AND AS SERVICER


By:________________________
   Name:
   Title:




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                                                                       EXHIBIT E

                          FORM OF ANNUAL CERTIFICATION

     Re: The indenture dated as of August 23, 2005 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), between National City Credit Card Master Note Trust and The Bank of New York

     I, ______________________, the _______________________ of [NAME OF COMPANY]
(the "Company"), certify to National City Bank, a national banking association
("National City"), and its officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the report on assessment of the Company's compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item
     1122 of Regulation AB (the "Servicing Assessment"), and the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of
     Regulation AB (the "Attestation Report") that were delivered by the Company to National City pursuant to the Agreement (collectively, the "Company
     Information");

          (2) To the best of my knowledge, the Company Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Information;

          (3) To the best of my knowledge, all of the Company Information required to be provided by the Company under the Agreement has been provided to National City; and

          (4) To the best of my knowledge, except as disclosed in the Compliance
     Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement.




                                              Date: ____________________________



                                              By: ______________________________
                                              Name:
                                              Title:


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                                                                       EXHIBIT F

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing
Criteria":

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                                   SERVICING CRITERIA                                      APPLICABLE SERVICING
                                                                                                 CRITERIA
----------------------------------------------------------------------------------------------------------------
     REFERENCE                                     CRITERIA
----------------------------------------------------------------------------------------------------------------
                        GENERAL SERVICING CONSIDERATIONS
----------------------------------------------------------------------------------------------------------------

1122(d)(1)(i)        Policies and procedures are instituted to monitor any
                     performance or other triggers and events of default in
                     accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to
                     monitor the third party's performance and compliance with
                     such servicing activities.
----------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the credit card accounts or accounts are maintained.
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1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                     required by and otherwise in accordance with the terms of
                     the transaction agreements.
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                       CASH COLLECTION AND ADMINISTRATION
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)        Payments on credit card accounts are deposited into the
                     appropriate custodial bank accounts and related bank
                     clearing accounts no more than two business days following receipt, or such other number of days specified in the
                     transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                     charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
                     The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
                     transaction
1122(d)(2)(iv)       agreements.
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1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                     Securities Exchange Act.
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate; (B)
                     prepared within 30 calendar days after the bank statement
                     cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by
                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
                     agreements.
----------------------------------------------------------------------------------------------------------------

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
----------------------------------------------------------------------------------------------------------------
                                   SERVICING CRITERIA                                      APPLICABLE SERVICING
                                                                                                 CRITERIA
----------------------------------------------------------------------------------------------------------------
     REFERENCE                                     CRITERIA
----------------------------------------------------------------------------------------------------------------
                       INVESTOR REMITTANCES AND REPORTING
----------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                     calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total
                     unpaid principal balance and number of credit card accounts serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in
                     accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
                     Disbursements made to an investor are posted within two
                     business days to the Servicer's investor records, or such
                     other number of
1122(d)(3)(iii)      days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
                     Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or
                     custodial bank
1122(d)(3)(iv)       statements.
----------------------------------------------------------------------------------------------------------------
                            POOL ASSET ADMINISTRATION
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)        Collateral or security on credit card accounts is
                     maintained as required by the transaction agreements or
                     related asset pool documents.
----------------------------------------------------------------------------------------------------------------
                     Account and related documents are safeguarded as required by the
1122(d)(4)(ii)       transaction agreements
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
                     conditions or requirements in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)       Payments on credit card accounts, including any payoffs,
                     made in accordance with the related credit card accounts
                     documents are posted to the Servicer's obligor records
                     maintained no more than two business days after receipt, or such other number of days specified in the transaction
                     agreements, and allocated to principal, interest or other
                     items (e.g., escrow) in accordance with the related asset
                     pool documents.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)        The Servicer's records regarding the accounts and the
                     accounts agree with the Servicer's records with respect to an obligor's unpaid principal balance.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's account (e.g., loan modifications or re-agings) are made,
                     reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
                     documents.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
                     transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained
                     during the period a Account is delinquent in accordance
                     with the transaction agreements. Such records are
                     maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     Accounts including, for example, phone calls, letters and
                     payment rescheduling plans in cases where delinquency is
                     deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for
                     Accounts with variable rates are computed based on the
                     related Account documents.
----------------------------------------------------------------------------------------------------------------

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
----------------------------------------------------------------------------------------------------------------
                                   SERVICING CRITERIA                                      APPLICABLE SERVICING
                                                                                                 CRITERIA
----------------------------------------------------------------------------------------------------------------
     REFERENCE                                     CRITERIA
----------------------------------------------------------------------------------------------------------------

1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's Account documents, on at
                     least an annual basis, or such other period specified in
                     the transaction agreements; (B) interest on such funds is
                     paid, or credited, to obligors in accordance with
                     applicable Account documents and state laws; and (C) such
                     funds are returned to the obligor within 30 calendar days
                     of full repayment of the related Accounts, or such other
                     number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------------------------
                     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in the transaction
1122(d)(4)(xiii)     agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)       Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------
                     Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------



                                                 [NAME OF INDENTURE TRUSTEE]


                                                 Date: _________________________



                                                 By: ___________________________
                                                 Name:
                                                 Title: